Mezzanine Equity	12 Months Ended
Dec. 31, 2023
Mezzanine Equity [Abstract]
MEZZANINE EQUITY
11.	MEZZANINE EQUITY

On September 30, 2019, the Company issued 105,263 ordinary shares to Xinyu High-Tech Investment Co., Ltd. (“Gaoxin” or the “Holder”) which were then split and re-designated to 10,526,300 Class A ordinary shares, in exchange for RMB100,000 (approximately $14,104) investment in the Company. The ordinary shares issued to Gaoxin is subject to redemption upon the occurrence of any of the following events (referred to as a “Redemption Event”): (1) the Company fails to successfully complete its initial public offering on either Hong Kong Stock Exchange or Nasdaq Capital Market and New York Stock Exchange before March 31, 2023; (2) its initial public offering price per share is lower than or equal to 1.15 times of the share price paid by Gaoxin; or (3) the shares held by Gaoxin could not trade immediately after completion of the Group’s initial public offering or Gaoxin does not receive the shortest applicable lock-up period for its shares. Upon the occurrence of any of these Redemption Events, Gaoxin has the option to request the Company to repurchase all of these ordinary shares with the original investment price plus a 7.5% annualized return. The interest shall be accrued from the date when Gaoxin made the payment of the investment to the date when the Company completes the repurchase of all equity interests held by Gaoxin. The ordinary shares issued to Gaoxin features certain redemption rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events.

The Company accounts for these redeemable ordinary shares in accordance with ASC 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to conditional redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control is classified as mezzanine equity.

The Company evaluated the likelihood of these redeemable ordinary shares becoming redeemable at each reporting date. If the contingencies of the redemption event outside the Company’s control are resolved, the ordinary shares will become non-redeemable and the Company will reclassify the mezzanine equity as permanent equity. If it is probable that redeemable ordinary shares will be redeemed, the Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the instrument to equal the redemption value at the end of each reporting period. Accordingly, if the ordinary shares are not currently redeemable and it is not probable that the ordinary shares will become redeemable, subsequent adjustment of the amount presented in mezzanine equity is unnecessary.

The date specified in the first Redemption Event was extended for eighteen months to September 30, 2024 upon the supplementary agreement entered into with Gaoxin, without any other modification on the remaining terms, upon the supplementary agreement entered into with Gaoxin on February 18, 2023. Therefore, the Company assessed that it is not probable that these redeemable ordinary shares will become redeemable as the Redemption Events are not estimated to occur as of the issuance of this financial statement, accordingly, no adjustment was made to the carrying amount of the mezzanine equity.